LETTER FROM THE PRESIDENT

BACKGROUND ARTWORK

Dear Fellow Contract Owner:

There's no doubt that we've all experienced excessive volatility in the financial markets in 1998. The 12-month period ending December 31, 1998, has served as a clear example of how the performance of different asset classes can vary widely over a given time period. For example, domestic large cap stocks made an impressive rebound in the fourth quarter to provide the highest asset class returns for the year, even more spectacular when viewed against the lackluster performance of small cap stocks over the past year. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the overall volatility that has been inherent in 1998.

Given these wild swings in performance, we think the message is clear: expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which ones will be weak. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing with Touchstone through a financial advisor, you have already taken the important first step in building a portfolio that can help you meet your future goals. Your financial advisor can help you set new guidelines when life-style changes occur, and they can help you measure your level of patience for overall market conditions.

We're proud to note that the Touchstone Standby Income Fund has been recognized with Morningstar's highest 5-star rating for its three-year performance as of 12-31-98(1). Those familiar with Morningstar know that they are a privately owned company that provides unbiased mutual fund information to help individual investors make informed investment decisions. Only the top 10% of all mutual funds in each investment class actually receive Morningstar's highest rating. The Touchstone Standby Income Fund, classified as an Ultrashort Bond fund by Morningstar, was ranked among 2,126 funds in Morningstar's Taxable Bond category as of 12/31/98.

I'd like to take this opportunity to thank you for the success we've shared together. We appreciate your continued confidence and investment in the Touchstone Family of Funds and Variable Annuities(2).

Sincerely,

/s/ Jill McGruder
Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities

P.S. Please visit us on the World Wide Web at www.touchstonefunds.com

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance, and are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 3-month Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 3-month Treasury bill returns. The top 10% of funds in a category receives 5 stars; the next 22.5% receives 4 stars. Past performance is no guarantee of future results. The Advisor waived fees and reimbursed the Fund which had a material effect on the total return.

(2) Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio. The Touchstone Family of Funds and Variable Annuities are distributed by Touchstone Securities, Inc., member NASD and SIPC. For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

NOTES

   TABLE OF CONTENTS

3
TABLE OF CONTENTS

                                                             PAGE
Separate Account 2
  Management Discussion & Analysis.........................    3
  Statement of Net Assets..................................   16
  Statement of Operations and Changes in Net Assets........   17
  Notes to Financial Statements............................   19
  Report of Independent Accountants........................   24
Select Advisors Variable Insurance Trust
  Emerging Growth..........................................    3
  International Equity.....................................    7
  Income Opportunity.......................................   10
  Value Plus...............................................   14
  Balanced.................................................   17
  Standby Income...........................................   21
  Statements of Assets and Liabilities.....................   22
  Statements of Operations.................................   23
  Statements of Changes in Net Assets......................   24
  Financial Highlights.....................................   26
  Notes to Financial Statements............................   28
  Report of Independent Accountants........................   36
Select Advisors Portfolios
  Growth & Income..........................................    3
  Bond.....................................................    6
  Statements of Assets and Liabilities.....................    9
  Statements of Operations.................................   10
  Statements of Changes in Net Assets......................   11
  Ratios and Supplementary Data............................   12
  Notes to Financial Statements............................   13
  Report of Independent Accountants........................   18

NOTES                                                                          4

                       TOUCHSTONE
                                                  WESTERN-SOUTHERN LIFE
                                                      ASSURANCE COMPANY

                                                SEPARATE ACCOUNT 2 LOGO
                        LOGO

                                                          ANNUAL REPORT
                                                      DECEMBER 31, 1998

NOTES                                                                          2

   MANAGEMENT DISCUSSION & ANALYSIS

3
MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Advisor Emerging Growth

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Emerging Growth Sub-Account's performance. Small capitalization stocks, as measured by the Russell 2000, declined 2.5% while the total return (net of fees and expenses) for the Touchstone Advisor Emerging Growth Sub-Account was 2.5%.

As the value-style manager of the Touchstone Advisor Emerging Growth Portfolio, David L. Babson's core strategy continued to stress bottom up fundamental analysis in identifying low risk stocks with attractive return potential. Small company stocks continued to have a difficult time in 1998. The domestic equity markets overall were marked by wild swings throughout the year. In the third quarter, the Russell 2000 declined 20% as investors sold stocks due to fears the U.S. was shortly headed into a recession. Not surprisingly, given Babson's low risk value discipline, the value-style portion of the Fund held its value well during the third quarter and bettered its benchmark.

In the fourth quarter of 1998, investors dramatically shifted course and purchased stocks as rapidly as they were sold in the previous quarter, resulting in the Russell 2000 increasing its value by 16%. Not surprisingly, Babson's low risk value discipline had difficulty keeping pace with the soaring market, and the value-style portion of the Portfolio trailed its benchmark for the quarter and for the entire year.

Standout performers for the year included Elsag Bailey (+137%) due to a buyout offer from the large European industrial conglomerate ABB, and Martin Marietta Materials (+70%) due to continued strong demand of their primary product, aggregates--a fancy term for rocks, stone and gravel which are critical in road and infrastructure building. Unfortunately, Babson's increased weighting in the Energy sector, the worst performing sector in 1998, detracted from performance. Babson still likes the long term outlook for the Energy sector and continues to increase their weighting in this sector.

As the growth-style manager of the Touchstone Advisor Emerging Growth Portfolio, Westfield Capital Management continued to find companies with good growth prospects. Unlike 1997, small cap growth did much better than small cap value in 1998. This pattern correlates very well with past cycles where growth outperforms relatively as overall corporate profits peak--an environment Westfield expects to continue into 1999.

Technology (including telecommunications) led the growth-style portion of the portfolio. Its impact can be seen in the performance pattern over the course of the year with the first quarter and fourth quarter accounting for most of the gains. Portfolio performance was achieved the old-fashioned way--that is, without the presence of Internet stocks. In the liquidity-driven market of 1998, top performance portfolio managers had to speculate on unheard of valuations in either the Internet group or the top 50 blue chips. Neither area fit Westfield's price/earnings-to-growth valuation discipline very well. Instead, some of Westfield's best technology stock picks were

   MANAGEMENT DISCUSSION & ANALYSIS
market-penetration stories. Such names as Geotel in call routing systems, Galileo in networking ICs, and EMC in data storage are but a few.

The portfolio kept pace with its benchmark and peers during the severe correction of July and August, and Westfield feels that this reflects the cushioning effect of their growth-at-a-reasonable-price style, as well as specific portfolio sector shifts made earlier in the year. Concerns about Asian demand caused Westfield to exit the Energy sector and several technology product arenas. Financially-sensitive holdings were reduced as they saw signs of a slowing economy, while service companies in the consumer and healthcare sectors were added. The educational field was also sharply overweighted and remained a stand-out performer.

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE VARIABLE      RUSSELL 2000 MAJOR INDEX
                                                 ANNUITY EMERGING GROWTH    ------------------------     WIESENBERGER SMALL CAP
                                                        PORTFOLIO                                              MINOR INDEX
                                                 -----------------------                                 ----------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10100                       10171                       10294
6/95                                                      10714                       11125                       11458
9/95                                                      11637                       12224                       12955
12/95                                                     11741                       12488                       12801
3/96                                                      12300                       13126                       13501
6/96                                                      12847                       13782                       14428
9/96                                                      12574                       13829                       14705
12/96                                                     12948                       14548                       14934
3/97                                                      12562                       13796                       13808
6/97                                                      14873                       16032                       16007
9/97                                                      17207                       18418                       18439
12/97                                                     17170                       17801                       17424
3/98                                                      18750                       19592                       19361
6/98                                                      18079                       18678                       18781
9/98                                                      14541                       14915                       14838
12/98                                                     17592                       17348                       17675

                          Average Annual Total Return
One Year Ended 12/31/98 2.5%                       Since Inception 2/23/95 15.8%

                            Cumulative Total Return
                         Since Inception 2/23/95 75.9%

           Past performance is not indicative of future performance.


Touchstone Advisor International Equity

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor International Equity Sub-Account. International equity stocks, as measured by the MSCI EAFE Index, rose 20.3% while the total return (net of fees and expenses) for the Touchstone Advisor International Equity Sub-Account was 19.3%.

As the manager of the Touchstone Advisor International Equity Portfolio, Credit Suisse Asset Management (formerly BEA Associates) attributes the Fund's performance to three prominent drivers: the Fund's allocation to

   MANAGEMENT DISCUSSION & ANALYSIS

5

European markets, their underweight position in Japan, and their absence from the rest of Asia.

In Europe, Credit Suisse favored several themes during the year including companies benefiting from restructuring and businesses that help other companies reduce costs. During the first half of the year, their positions in the auto (Renault, Porsche, Volkswagen and BMW), business services (Cap Gemini and SAP), and telecommunications equipment and mobile phone industries (Vodaphone and Telefonica) added to performance.

Late in the third quarter, as the emerging markets crisis spread, they repositioned their European allocation in favor of defensive industries and companies whose core businesses are concentrated in Europe. This repositioning had a negative impact in October, and was the primary cause of slight underperformance for the year, when oversold global financials, in which they were underweight, rallied sharply. However, their defensive positioning proved beneficial during the end of the quarter as investors reduced their global economic growth expectations and sought safer havens with higher earnings visibility.

Being underweight in Japan added to performance for the year while stock selection there hurt performance by a modest degree. For much of the year, the portfolio was positioned in large blue chip exporters (Sony, Canon, TDK and Honda) on the belief that their earnings would be more stable than domestic companies that rely on Japan's domestic economy for revenues. While exporters did well during the first part of the year, they were hurt in the third and fourth quarters when the yen rallied sharply, thereby weakening the profitability of exporters. Credit Suisse was also underweight in large banks in Japan, which rallied in October causing a negative impact on performance.

Being absent from all of Asia except Japan proved to be effective on a full-year basis. Despite the rally in the first month of the year and in the final quarter, Asian markets were weak for most of the year, underscoring the view that avoiding them was the most prudent approach to take.

   MANAGEMENT DISCUSSION & ANALYSIS

                         GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE VARIABLE           MSCI EAFE INDEX
                                                  ANNUITY INTERNATIONAL          ---------------           WIESENBERGER NON-US
                                                    EQUITY PORTFOLIO                                           EQUITY - VA
                                                  ---------------------                                    -------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10343                       10627                       10271
6/95                                                      10774                       10712                       10758
9/95                                                      11238                       11167                       11225
12/95                                                     11283                       11628                       11397
3/96                                                      11959                       11973                       11961
6/96                                                      12205                       12171                       12411
9/96                                                      12068                       12165                       12357
12/96                                                     12476                       12368                       12833
3/97                                                      12643                       12183                       12979
6/97                                                      14043                       13774                       14314
9/97                                                      14631                       13685                       14386
12/97                                                     14203                       12622                       13128
3/98                                                      16548                       14489                       14737
6/98                                                      17481                       14653                       14426
9/98                                                      15013                       12579                       12102
12/98                                                     16938                       15189                       14141

                          Average Annual Total Return
One Year Ended 12/31/98 19.3%                      Since Inception 2/23/95 14.7%

                            Cumulative Total Return
                         Since Inception 2/23/95 69.4%

           Past performance is not indicative of future performance.

Touchstone Advisor Income Opportunity

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Income Opportunity Sub-Account. Corporate high yield bonds, as measured by the Wiesenberger: Corporate High Yield Variable Annuity Index, declined 1.5%; emerging market bonds, as measured by the Wiesenberger: Emerging Market Income Variable Annuity Index, declined 22.7%, while corporate bonds in general, as measured by the Lehman Brothers Corporate Bond Index, rose 8.5%. Total return (net of fees and expenses) for the Touchstone Advisor Income Opportunity Sub-Account was -13.1%.

As the manager of the Touchstone Advisor Income Opportunity Portfolio, Alliance Capital Management continued to concentrate its portfolio strategy on investments in emerging market corporates, emerging market sovereign and U.S. corporate high yield debt. Alliance reports that 1998 was an extremely challenging year for financial markets, as economic turmoil spread from Asia to encompass Russia and Latin America, particularly Brazil. Both the high yield and emerging markets came under pressure in the second half of the year, after Russia announced a debt moratorium in August. High yield assets also came under pressure due to these global concerns, causing many companies to revise earning estimates downward; liquidity in the secondary market dissipated.

   MANAGEMENT DISCUSSION & ANALYSIS

7

As emerging market assets came under pressure, several positions were more severely impacted than others, including: Russian principal loans, overweight positions in Indonesian corporates, a Chinese toll road, and an Ecuadorian cellular company. The portfolio performance also suffered because of an overweight position in emerging market corporate securities that underperformed sovereign bonds.

During the second half of the year, Alliance decided to change the investment strategy and began to slowly weight the portfolio with more high yield assets, rather than emerging markets securities, reflecting their belief in the strength of the U.S. economy. As of December 31, 1997, 60% of Touchstone Income Opportunity was in emerging markets. By December 31, 1998, 32% of the portfolio was in emerging market assets. They accomplished this transition by taking advantage of positive price momentum in emerging assets. When they felt prices reflected fair value, they sold some of the emerging market assets--thereby minimizing the losses on the portfolio--and invested those assets in the domestic high yield area.

Alliance believes that there will be continued strong demand for the high yield asset class, which could offer price appreciation through spread tightening of 0.50% to 1.25%. Although high yield is not immune to external events such as the Brazilian situation, the outlook for continued, albeit slower, growth in the United States will have more of a positive impact on high yield performance.

                                                  GROWTH OF A $10,000 INVESTMENT

                                     TOUCHSTONE VARIABLE                                                        WIESENBERGER
                                       ANNUITY INCOME         LEHMAN BROTHERS      WIESENBERGER EMERGING   CORPORATE HIGH YIELD -
                                    OPPORTUNITY PORTFOLIO   CORPORATE BOND INDEX    MARKET INCOME - VA               VA
                                    ---------------------   --------------------   ---------------------   ----------------------
2/95                                        10000                  10000                   10000                    10000
3/95                                         9785                  10082                    9740                    10083
6/95                                        11268                  10832                   11408                    10595
9/95                                        11958                  11087                   12056                    10933
12/95                                       12573                  11635                   13048                    11277
3/96                                        13264                  11335                   13574                    11545
6/96                                        14072                  11386                   14975                    11770
9/96                                        15151                  11613                   16839                    12286
12/96                                       15887                  12017                   18107                    12667
3/97                                        16217                  11896                   18462                    12695
6/97                                        17308                  12387                   20203                    13382
9/97                                        18124                  12872                   21293                    14115
12/97                                       17673                  13247                   20131                    14285
3/98                                        18576                  13451                   21107                    14844
6/98                                        17767                  13788                   19445                    14824
9/98                                        14776                  14288                   13923                    13639
12/98                                       15368                  14374                   15551                    14065

                          Average Annual Total Return
One Year Ended 12/31/98 13.1%                      Since Inception 2/23/95 11.8%

                            Cumulative Total Return
                         Since Inception 2/23/95 53.7%

           Past performance is not indicative of future performance.

   MANAGEMENT DISCUSSION & ANALYSIS

Touchstone Advisor Value Plus

Over the course of the abbreviated period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Value Plus Sub-Account since its inception on May 1, 1998. From the Sub-Account's inception in May until the end of 1998, growth and value stocks, as measured by the S&P 500 Index, rose 11.7% while value stocks, as measured by the S&P Barra Value Index, rose 1.6%. Total return (net of fees and expenses) for the Touchstone Advisor Value Plus Sub-Account was 1.6%.

As the manager of the Touchstone Advisor Value Plus Portfolio, Fort Washington Investment Advisors concentrated their efforts on mid to large cap common stocks that were considered fundamentally undervalued. Fort Washington reports that 1998 marked the fourth straight year of twenty plus percent returns for the S&P 500, a first in history. The year was also characterized by several other events:

     O The Asian crisis and the Long Term Capital debacle sent shock waves through the financial markets.

     O Weakening overseas economies and a defiant Iraq headlined the foreign political landscape.

     O President Clinton weathered a flurry of setbacks including charges of sexual misconduct and a formal impeachment by members of Congress.

With all of this as a backdrop, investors encountered the type of volatility one would expect from an unpredictable market. Valuations for stocks continued to increase as a combination of lower interest rates and abundant liquidity pushed stock prices higher.

The S&P 500 return was clearly dominated by the largest twenty names as they accounted for over 36% of the index and over 75% of the total return for the year. Growth managers continued their outperformance versus value managers for 1998 is represented by the S&P Barra Growth and S&P Barra Value indexes, up 42.2% and 14.7% respectively. In an even starker contrast, the Russell 2000 turned in a -2.5% return for the full year.

The best performing sector in the portfolio for the time period was Finance, with Fannie Mae and Bank One contributing the most. Technology issues such as Computer Associates International were the weakest performing sector.

   MANAGEMENT DISCUSSION & ANALYSIS

9

                                                  GROWTH OF A $10,000 INVESTMENT

                                       TOUCHSTONE VARIABLE    S&P 500 MAJOR INDEX
                                        ANNUITY VALUE PLUS    -------------------    S&P BAR VALUE MINOR    WILSHIRE|LG CAP VALUE
                                            PORTFOLIO                                       INDEX                MINOR INDEX
                                       -------------------                           -------------------    ---------------------
4/98                                          10000                  10000                  10000                   10000
6/98                                           9907                  10227                   9934                    9968
9/98                                           8781                   9210                   8651                    8853
12/98                                         10157                  11171                  10159                   10075


                          Average Annual Total Return
One Year Ended 12/31/98 n/a                          Since Inception 5/1/98 1.6%

                            Cumulative Total Return
                         Since Inception 5/1/98 1.6%

           Past performance is not indicative of future performance.


Touchstone Advisor Growth & Income

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Growth & Income Sub-Account. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% while the total return (net of fees and expenses) for the Touchstone Advisor Growth & Income Sub-Account was 6.6%.

As the manager of the Touchstone Advisor Growth & Income Portfolio, Scudder Kemper Investments focused exclusively on their relative dividend yield discipline. Scudder reports that 1998 was truly a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6%, the fourth consecutive year of returns in excess of 20%. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Touchstone Growth & Income Portfolio. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70% of the stocks in the S&P 500 underperformed the reported index return, and 40% of S&P 500 stocks actually declined for the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Other than the headwind of large cap growth stock dominance, the primary negative influence resulted from Scudder's overweight in industrial cyclicals, largely chemical, paper/forest products, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate downside in stocks such as Imperial Chemical, Witco, Lyondell and Oregon Steel. One bright spot in the chemical sector was the third quarter announcement that BetzDearborn was to be acquired by Hercules, leading to a 20% total return for the stock for the ten months of 1998 until it was acquired. The paper stocks fared better, largely because of their year-end rally which had each of the Fund's paper holdings outperforming the fourth quarter S&P 500 return of 21%. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire Union Camp, which drove the entire sector higher.

The greatest source of outperformance was the Fund's overweight in telecommunication stocks, which in aggregate rose 48%. Standout performers were Bellsouth (+81%), Sprint (+64%), Alltel (+50%), and Frontier (+46%). Low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Scudder's underweight in the consumer staple sector, as well as specific stock selection, also added value as their value discipline enabled them to avoid the weakness in Coca-Cola, Procter & Gamble, and Gillette. Instead, the portfolio was led by standout performers Avon (+47%) and Unilever (+35%). The Fund also benefited from the fact many of its best performing stocks were top holdings. These included Ford (+87%), Bellsouth (+81%), Sprint (+64%), Xerox (+62%), American Home Products (+50%), Bristol-Myers Squibb (+43%), and Chase Manhattan (+33%). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the Fund last year. Stocks which were held that were acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Scudder continues to focus on their relative dividend yield discipline, which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, Scudder feels that it has proven itself over market cycles. They cannot control the normal cyclical shifts between growth and value, but they are confident that adhering to a time tested stock selection discipline will prove beneficial over time.

   MANAGEMENT DISCUSSION & ANALYSIS

11

                                                  GROWTH OF A $10,000 INVESTMENT

                                                   TOUCHSTONE VARIABLE            S&P 500 INDEX
                                                 ANNUITY GROWTH & INCOME          -------------           WIESENBERGER GROWTH &
                                                      II PORTFOLIO                                             INCOME - VA
                                                 -----------------------                                  ---------------------
2/95                                                      10000                       10000                       10000
3/95                                                      10252                       10295                       10249
6/95                                                      11008                       11278                       11017
9/95                                                      11839                       12174                       11845
12/95                                                     12534                       12908                       12386
3/96                                                      13407                       13600                       12996
6/96                                                      13705                       14210                       13423
9/96                                                      13866                       14649                       13853
12/96                                                     14291                       15871                       14856
3/97                                                      13696                       16296                       14914
6/97                                                      15231                       19141                       16913
9/97                                                      16566                       20575                       18210
12/97                                                     16996                       21165                       18423
3/98                                                      19152                       24118                       20487
6/98                                                      18597                       24914                       20547
9/98                                                      16222                       22436                       18151
12/98                                                     18117                       27213                       21427


                          Average Annual Total Return
One Year Ended 12/31/98 6.6%                       Since Inception 2/23/95 16.7%

                            Cumulative Total Return
                         Since Inception 2/23/95 81.2%

           Past performance is not indicative of future performance.

Touchstone Advisor Balanced

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Balanced Sub-Account. Growth and value stocks, as measured by the S&P 500 Index, rose 28.6% and government and corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the total return (net of fees and expenses) for the Touchstone Advisor Balanced Sub-Account was 4.6%.

As the manager of the Touchstone Advisor Balanced Portfolio, OpCap Advisors employed a disciplined, bottom-up approach to stock selection which has not changed since they began managing this Portfolio in April of 1997. Their investment horizon is long-term, with an average holding period of 3 to 4 years. OpCap reports that the stock market was characterized in 1998 by exceptionally strong crosscurrents, including wide performance disparities among individual stocks. Many quality businesses that are inexpensive languished or even fell in price, while many large cap growth stocks and technology issues with what OpCap believed to be unsustainably high valuations became even more highly valued. Subsequently, OpCap's equity performance suffered from the ownership of a disproportionate number of quality mid cap companies that have reasonable valuations. The mid cap sector, especially mid cap value stocks, lagged badly in the year.

   MANAGEMENT DISCUSSION & ANALYSIS

Performance also suffered from the relatively limited holdings of technology stocks. The stock market valued many technology companies as if they had unlimited earnings growth potential. The most obvious example is the Internet stocks, which rose dramatically in price in 1998 even though many Internet companies have very limited revenues. For example, At Home Corporation with a market capitalization of $11 billion had revenues for the year of $50 million. While OpCap agrees that technology is revolutionary, they do not feel comfortable paying high prices for large unknowns. Moreover, they believe that highly priced technology stocks, including the Internet issues, may be vulnerable to large declines when the euphoria that surrounds them subsides. For these reasons, they sold their technology holdings when they believed they had achieved a level of prudent valuation. For example, the EMC Corporation (EMC) position was sold in August at a price of $59 per share, or 37 times 1998's estimated earnings.

While technology stocks soared in 1998, many solid but less glamorous companies with improving business results fell by the wayside. The most striking example in the portfolio is the real estate company, Security Capital Group, which experienced a 58% drop in its share price. This occurred even though the company's funds from operations (the real estate equivalent to earnings per share) are expected to rise 9% in 1998 and 20% in 1999. At year end, the company's stock sold at less than eight times 1998 funds from operations and at a large discount to its net asset value.

Even though OpCap's disciplined value style of investing did not produce strong returns in 1998, they will stick to it because in their experience it has proven itself over time. In other words, they will continue to invest carefully for the long term, rather than chase highly valued stocks or buy companies that are in vogue. Their objective is to control risk and generate superior returns by acquiring stocks for substantially less than they are worth.

OpCap believes two of the most important long-term drivers of the price of a stock are five-year average return on equity and five-year earnings per share growth. In that regard, the companies they own have significantly higher return on equity and comparable earnings per share growth than the average of the stocks in the S&P 500 Index. The stocks owned by the Fund not only have favorable business characteristics, but are also reasonably valued. Their weighted average positive price/earnings ratio was 18.9 times at the end of the year and their weighted average price to book ratio was 3.8 times, well below the S&P 500 Index's levels of 26.7 times and 13.8 times, respectively. They remain optimistic that investments in quality undervalued businesses will generate superior returns over time.

In the second half of the year, OpCap established new positions in the common stocks of Compaq Computer, Computer Associates International and News Corporation Limited. Each is expected to deliver strong business results in 1999. In the case of Compaq, for instance, they believe the stock is inexpensive because of uncertainties created by acquisitions and recent poor operating performance. They believe management has a sound plan for integrating acquisitions and improving core operating results. The five largest equity holdings at December 31, 1998 were Security Capital Group (Class B), a real estate company; Teva Pharmaceutical Industries Ltd., the

   MANAGEMENT DISCUSSION & ANALYSIS

13

leading global generic pharmaceutical company; Sabre Group Holdings, which operates a travel reservation and information system; Monsanto Co., a life sciences company; and Sprint Corp., a leading provider of telecommunications services.

In addition to its holdings of common stocks, which represented 59.7% of the Fund's net assets at year end, 34.7% of net assets were invested in fixed income securities. The balance was invested in cash and cash equivalents. The fixed income portion of the portfolio performed well in 1998. OpCap's fixed income holdings include a diverse group of high-quality corporate bonds, U.S. Government and agency securities, foreign government debt and tax-exempt municipal bonds.

                                                  GROWTH OF A $10,000 INVESTMENT

                                 TOUCHSTONE       S&P 500 MAJOR     LEHMAN BROS.                        WIESENBERGER
                                  VARIABLE            INDEX        AGGREGATE MAJOR     BLEND: 60%      BALANCED MINO
                                   ANNUITY        -------------        INDEX 2         S&P 40% LB           INDEX
                                  BALANCED                         ---------------   AGGREGATE MINOR   -------------
                                  PORTFOLIO                                               INDEX
                                 ----------                                          ---------------
2/95                                10000             10000             10000             10000             10000
3/95                                10288             10295             10061             10202             10161
6/95                                11279             11278             10674             11034             10825
9/95                                11954             12174             10884             11645             11383
12/95                               12018             12908             11348             12266             11795
3/96                                12412             13600             11147             12569             12026
6/96                                12545             14210             11210             12936             12236
9/96                                12954             14649             11417             13278             12503
12/96                               13922             15871             11760             14102             13089
3/97                                13808             16296             11695             14303             13005
6/97                                15170             19141             12125             15993             14339
9/97                                16097             20575             12530             16935             15274
12/97                               16382             21165             12895             17433             15396
3/98                                17472             24118             13094             18986             16596
6/98                                17531             24914             13402             19544             16923
9/98                                15896             22436             13968             18731             15784
12/98                               17136             27213             14015             21091             17777

                          Average Annual Total Return
One Year Ended 12/31/98 4.6%                       Since Inception 2/23/95 15.0%

                            Cumulative Total Return
                         Since Inception 2/23/95 71.4%

           Past performance is not indicative of future performance.


Touchstone Advisor Bond

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Bond Sub-Account. Corporate bonds, as measured by the Lehman Brothers Aggregate Index, rose 8.7% while the return of the Wiesenberger:
Corporate Bond (Investment Grade) Variable Annuity Average rose 6.3%. Total return (net of fees and expenses) for the Touchstone Advisor Bond Sub-Account was 7.4%.

As the manager of the Touchstone Advisor Bond Portfolio, Fort Washington Investment Advisors continued to strategically rotate between govern-

   MANAGEMENT DISCUSSION & ANALYSIS
ment, corporate and mortgage securities throughout the year. Fort Washington reports that the Fund generated solid returns in a market that was very unfriendly to the average manager. The returns were the result of an above average market yield and a portfolio duration equal to that of the Fund's overall market index.

The portfolio was overweight in corporate and asset-backed securities. A 5% cash position and a core position (5%) in preferred stocks generated significant current income with low market volatility. The goal of the portfolio was to find market niches of mispriced securities that generated above average returns for their quality or duration. The portfolio position in preferred stock was a perfect example of this strategy.

                         GROWTH OF A $10,000 INVESTMENT

                                                  TOUCHSTONE VARIABLE      LEHMAN BROTHERS AGGREGATE   WIESENBERGER CORPORATION -
                                               ANNUITY BOND II PORTFOLIO             INDEX                   INV GRADE - VA
                                               -------------------------   -------------------------   --------------------------
2/95                                                     10000                       10000                       10000
3/95                                                     10068                       10061                       10050
6/95                                                     10702                       10674                       10651
9/95                                                     10863                       10884                       10830
12/95                                                    11309                       11348                       11216
3/96                                                     11036                       11147                       11055
6/96                                                     11048                       11210                       11087
9/96                                                     11222                       11417                       11280
12/96                                                    11506                       11760                       11606
3/97                                                     11447                       11695                       11560
6/97                                                     11794                       12125                       11935
9/97                                                     12149                       12530                       12299
12/97                                                    12322                       12895                       12524
3/98                                                     12551                       13094                       12723
6/98                                                     12815                       13402                       12944
9/98                                                     13103                       13968                       13315
12/98                                                    13228                       14015                       13315


                          Average Annual Total Return
One Year Ended 12/31/98 7.4%                       Since Inception 2/23/95 7.5%

                            Cumulative Total Return
                         Since Inception 2/23/95 32.3%

           Past performance is not indicative of future performance.


Touchstone Advisor Standby Income

Over the course of the annual period ended December 31, 1998, several investment management strategies and techniques materially affected the performance of the Touchstone Advisor Standby Income Sub-Account. Cash equivalents, as measured by the Smith Barney 3-Month Treasury Bill Index rose 5.1% while the Merrill Lynch 91-Day Treasury Index rose 5.2% and the return of the 30-Day Money Market Yield Index rose 5.1%. Total return (net of fees and expenses) for the Touchstone Advisor Standby Income Sub-Account was 4.9%.

   MANAGEMENT DISCUSSION & ANALYSIS

15

As the manager of the Touchstone Advisor Standby Income Portfolio, Fort Washington Investment Advisors maintained its core investment strategy by using a sector rotation strategy and trend analysis. As the year began, the Portfolio was overweight in commercial paper and had an average maturity that matched the 3-Month Treasury Bill Index. As the year concluded, they had a significantly higher corporate and asset-backed weighting. They had also extended the average maturity of the fund making it roughly 50% longer than the 3-month Treasury bill. This dual focus restructuring was accomplished by rotating into corporate and asset-backed securities as spreads widened to near historic highs. In the process, Fort Washington was able to pare back their commercial paper exposure and better position the portfolio for the coming year.

                                                  GROWTH OF A $10,000 INVESTMENT

                                        TOUCHSTONE VARIABLE
                                          ANNUITY INCOME         30-DAY MM MINOR      MERRILL 91-DAY MINOR      NEW SBR 3-MTH
                                       OPPORTUNITY PORTFOLIO          INDEX                  INDEX              TREASURY INDEX
                                       ---------------------     ---------------      --------------------      --------------
2/95                                           10000                  10000                  10000                  10000
3/95                                           10059                  10046                  10051                  10049
6/95                                           10135                  10185                  10202                  10196
9/95                                           10223                  10321                  10347                  10339
12/95                                          10365                  10457                  10499                  10480
3/96                                           10469                  10586                  10628                  10616
6/96                                           10582                  10713                  10765                  10750
9/96                                           10701                  10842                  10914                  10890
12/96                                          10820                  10974                  11056                  11031
3/97                                           10925                  11107                  11197                  11171
6/97                                           11049                  11246                  11350                  11315
9/97                                           11191                  11387                  11502                  11461
12/97                                          11315                  11532                  11646                  11610
3/98                                           11440                  11679                  11797                  11760
6/98                                           11576                  11826                  11949                  11909
9/98                                           11727                  11975                  12119                  12060
12/98                                          11868                  12114                  12254                  12198


                          Average Annual Total Return
One Year Ended 12/31/98 4.9%                       Since Inception 2/23/95 4.5%

                            Cumulative Total Return
                         Since Inception 2/23/95 18.7%

           Past performance is not indicative of future performance.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

STATEMENT OF NET ASSETS                                                       16
                                                               December 31, 1998

ASSETS:
  Investments at current market value:
     Select Advisors Variable Insurance
       Trust
       Emerging Growth Portfolio                     (11,189 shares, cost  $166,980)     $  171,529
       International Equity Portfolio                (11,556 shares, cost  $152,581)        161,316
       Balanced Portfolio                            (12,287 shares, cost  $174,676)        171,523
       Income Opportunity Portfolio                  (20,202 shares, cost  $196,125)        175,556
       Standby Income Portfolio                      (46,659 shares, cost  $467,053)        467,053
       Value Plus Portfolio                              (10 shares, cost  $     97)            102
     Select Advisors Portfolios
       Growth & Income Portfolio II        (0.318505% beneficial interest  $201,433)        237,910
       Bond Portfolio II                   (0.283934% beneficial interest  $ 96,433)        109,301
---------------------------------------------------------------------------------------------------
          Total assets                                                                    1,494,290
LIABILITIES:
  Accounts payable                                                                               35
---------------------------------------------------------------------------------------------------
          Total liabilities                                                                      35
               Total net assets                                                          $1,494,255
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Variable annuity contracts                                                             $1,493,051
  Retained in the variable account by Western-Southern Life Assurance Company                 1,204
---------------------------------------------------------------------------------------------------
               Total net assets                                                          $1,494,255
---------------------------------------------------------------------------------------------------

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

17                             STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                                            For the Year Ended December 31, 1998

                                              EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                               GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME      VALUE PLUS
                                  TOTAL      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains    $   90,346    $  5,973        $  5,347      $  9,305     $   63,278     $  6,443
 Miscellaneous income (loss)        (4,698)        188          (1,300)       (1,800)        (2,054)         388        $  5
EXPENSES:
 Mortality and expense risk,
   and administrative charge        13,748       1,845           1,312         1,432          5,436          928           5
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)       71,900       4,316           2,735         6,073         55,788        5,903           0
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                   29,707     (12,141)          6,483        (8,062)        23,279           43           5
 Realized gain (loss) on
   investments                     (60,160)      5,778          19,119        10,103        (95,409)          19         230
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments        (30,453)     (6,363)         25,602         2,041        (72,130)          62         235
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                         41,447      (2,047)         28,337         8,114        (16,342)       5,965         235
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners               1,109,428      59,053          60,324        32,031        127,683      641,970         100
 Net transfers between sub-
   accounts                             --     103,499          13,119        24,334       (830,696)     617,134        (233)
 Withdrawals and surrenders     (1,739,080)   (247,322)        (89,500)      (61,060)      (131,066)    (925,092)         --
 Contract maintenance charge        (1,224)       (200)           (207)         (238)          (211)         (43)         --
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity      (630,876)    (84,970)        (16,264)       (4,933)      (834,290)     333,969        (133)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                           (589,429)    (87,017)         12,073         3,181       (850,632)     339,934         102
Net assets, at beginning of
 period                          2,083,684     258,541         149,238       168,337      1,026,184      127,103          --
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period    $1,494,255    $171,524        $161,311      $171,518     $  175,552     $467,037        $102
--------------------------------------------------------------------------------------------------------------------------------

                                 GROWTH &
                                  INCOME         BOND
                                SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains           --            --
 Miscellaneous income (loss)     $    (50)     $    (75)
EXPENSES:
 Mortality and expense risk,
   and administrative charge        2,156           634
---------------------------------------------------------------------
 Net investment income (loss)      (2,206)         (709)
----------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                  13,754         6,346
 Realized gain (loss) on
   investments                         --            --
-----------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments        13,754         6,346
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                        11,548         5,637
-------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners                 99,943        88,324
 Net transfers between sub-
   accounts                        90,949       (18,106)
 Withdrawals and surrenders      (232,204)      (52,836)
 Contract maintenance charge         (285)          (40)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity      (41,597)       17,342
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                           (30,049)       22,979
Net assets, at beginning of
 period                           267,959        86,322
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period     $237,910      $109,301
--------------------------------------------------------------------------------------------------------------------------------

                                            For the Year Ended December 31, 1997

                                              EMERGING     INTERNATIONAL                   INCOME        STANDBY
                                               GROWTH         EQUITY        BALANCED     OPPORTUNITY     INCOME
                                  TOTAL      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains    $   98,985    $ 13,867        $  7,984      $ 12,525     $   48,689    $   15,920
 Miscellaneous income (loss)         2,046         424             242           151            491           (21)
EXPENSES:
 Mortality and expense risk,
   and administrative charge         8,013         946             799           789          1,297         2,346
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)       93,018      13,345           7,427        11,887         47,883        13,553
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                  (16,192)     15,477            (131)        1,715        (45,887)          (43)
 Realized gain (loss) on
   investments                      15,346       7,624           4,509         2,405          1,824        (1,016)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments           (846)     23,101           4,378         4,120        (44,063)       (1,059)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                         92,172      36,446          11,805        16,007          3,820        12,494
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners               1,524,644      33,978          41,159        51,326         59,528     1,247,173
 Net transfers between sub-
   accounts                             --     144,764          47,420        48,835        909,558    (1,310,153)
 Withdrawals and surrenders        (68,116)     (9,166)         (7,648)       (2,812)        (3,655)      (36,193)
 Contract maintenance charge          (665)       (126)           (111)         (118)          (102)          (37)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity     1,455,863     169,450          80,820        97,231        965,329       (99,210)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                          1,548,035     205,896          92,625       113,238        969,149       (86,716)
Net assets, at beginning of
 period                            535,649      52,645          56,613        55,099         57,035       213,819
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period    $2,083,684    $258,541        $149,238      $168,337     $1,026,184    $  127,103
--------------------------------------------------------------------------------------------------------------------------------

                                 GROWTH &
                                  INCOME         BOND
                                SUB-ACCOUNT   SUB-ACCOUNT
INCOME:
 Dividends and capital gains     $     --      $     --
 Miscellaneous income (loss)          719            40
EXPENSES:
 Mortality and expense risk,
   and administrative charge        1,413           423
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)        (694)         (383)
--------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation)
   on investments                   8,426         4,251
 Realized gain (loss) on
   investments                         --            --
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments         8,426         4,251
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                         7,732         3,868
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT OWNERS ACTIVITY:
 Payments received from
   contract owners                 58,171        33,309
 Net transfers between sub-
   accounts                       143,810        15,766
 Withdrawals and surrenders        (8,642)           --
 Contract maintenance charge         (140)          (31)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
      from contract activity      193,199        49,044
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets                           200,931        52,912
Net assets, at beginning of
 period                            67,028        33,410
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at end of period     $267,959      $ 86,322
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

NOTES                                                                         18

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

19
NOTES TO FINANCIAL STATEMENTS

1.  Organization
Western-Southern Life Assurance Company Separate Account 2 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act), established by the Western-Southern Life Assurance Company (the "Company"), a life insurance company which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company ("Western & Southern"). The Account is a funding vehicle for individual variable annuity contracts and commenced operations on February 23, 1995.

The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2.  Significant Accounting Policies

The Account has eight investment sub-accounts each of which invests in the corresponding portfolio (a "Portfolio") of Select Advisors Variable Insurance Trust or of Select Advisors Portfolios, each of which is an open-ended diversified management investment company. The sub-account's value fluctuates on a day to day basis depending on the investment performance of the Portfolio in which each sub-account is invested. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the company. See the related prospectus for a more detailed description of the annuity contracts.

3.  Contract Charges

Certain deductions for administrative and risk charges are deducted from the contract value, in order to compensate the Company for administrative expenses and for the assumption of mortality and expense risks. These charges are made daily at an annual effective rate of .80% of the contract value.

The Company also deducts an annual contract maintenance charge of $35 from the contract value on each contract anniversary and upon any full surrender.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

                                                                              20
Notes to Financial Statements continued

                     4.  Use of Estimates
                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     5.  Taxes

                     The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

                     6.  Purchases and Sales of Investments

                     The following table shows aggregate cost of shares and beneficial interests of the portfolios purchased and proceeds from shares and beneficial interests of the portfolios sold by the corresponding sub-accounts for the period January 1, 1998 to December 31, 1998.

                                                                             PURCHASES      SALES
                            Select Advisors Variable Insurance Trust
                              Emerging Growth Portfolio                      $  202,196   $  282,854
                              International Equity Portfolio                     93,458      106,988
                              Balanced Portfolio                                129,570      128,432
                              Income Opportunity Portfolio                      207,511      986,021
                              Standby Income Portfolio                        1,581,274    1,241,366
                              Value Plus Portfolio                                4,605        4,738
                            Select Advisors Portfolio
                              Growth & Income Portfolio II                      235,698      279,501
                              Bond Portfolio II                                 135,081      118,447

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

21

7.  Unit Values
The following table shows a summary of units outstanding for variable annuity contracts for the period January 1, 1998 to December 31, 1998.

                                                               TRANSFERS
                           BEGINNING     UNITS      UNITS       BETWEEN      ENDING     UNIT        ENDING
                             UNITS     PURCHASED   REDEEMED   SUB-ACCOUNTS   UNITS      VALUE       VALUE
Emerging Growth
Sub-Account                 15,058       3,505     (15,161)       6,347       9,749   17.592298   $  171,524

International Equity
Sub-Account                 10,507       3,615      (5,519)         921       9,524   16.937997   $  161,311

Balanced Sub-Account        10,276       1,838      (3,595)       1,490      10,009   17.135699   $  171,518

Income Opportunity
Sub-account                 58,064       8,109      (8,127)     (46,622)     11,424   15.367598   $  175,552

Standby Income
Sub-Account                 11,233      54,614     (79,371)      52,878      39,354   11.867636   $  467,037

Value Plus Sub-Account          --          10          --           --          10   10.156803   $      102

Growth & Income
Sub-Account                 15,766       5,442     (13,341)       5,265      13,132   18.117147   $  237,910

Bond Sub-Account             7,005       6,761      (4,064)      (1,439)      8,263   13.227693   $  109,301
------------------------------------------------------------------------------------------------------------
                                                                                                  $1,494,255
------------------------------------------------------------------------------------------------------------

8.  Subsequent Event

Effective immediately after the close of business on December 31, 1998, two new portfolios, namely Touchstone
Growth & Income Fund and Touchstone Bond Fund were established in the Select Advisors Variable Insurance
Trust. Effective after the close of business on December
31, 1998, Select Advisors Variable Insurance Trust was renamed Touchstone Variable Series Trust ("VST"). The shares of the newly established VST: Touchstone Growth &
Income Fund and VST: Touchstone Bond Fund, (collectively
"VST Funds") were substituted for shares of the Select
Advisors Portfolios: Growth & Income Portfolio II and the
Select Advisors Portfolios: Bond Portfolio II respectively,
(collectively "SAP Funds") held by Western-Southern Life
Assurance Company Separate Account 1 and Separate Account 2 and The Western and Southern Life Insurance Company
Separate Account A. This transaction was achieved through an in-kind redemption from the SAP Funds and a corresponding in-kind contribution to the VST Funds of the net assets of the SAP Funds. As a result of this transaction, the SAP Funds ceased to be available as investment options for Separate Accounts 1, 2 and A. The
VST Funds have substantially identical investment objectives, policies and risks as those of the respective
SAP Funds. In addition, the VST Funds will employ the same investment advisor and investment techniques as those employed by the respective SAP Funds. The SAP Funds will be dissolved and terminated as soon as practicable.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

                                                                              22

Notes to Financial Statements continued

9. Supplementary Information -- Selected Per Share Data and Ratios TOUCHSTONE VARIABLE ANNUITY

Selected data for an accumulation unit outstanding throughout each year:

                                      TOUCHSTONE EMERGING GROWTH FUND SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.612142     $ 0.929048     $ 0.337947     $ 0.789879
  Expenses                        0.134380       0.118607       0.098968       0.073756
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.477762       0.810441       0.238979       0.716123
  Net realized and unrealized
    gain (loss) on
    investments                   (0.05531)      3.411742       0.967583       1.024979
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.422451       4.222183       1.206562       1.741102
    Beginning of period          17.169847      12.947664      11.741102      10.000000
----------------------------------------------------------------------------------------
    End of period               $17.592298     $17.169847     $12.947664     $11.741102
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.86%          0.61%          0.76%          0.64%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    2.01%          8.58%          0.97%         12.73%

                                      TOUCHSTONE INTERNATIONAL EQUITY SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.560971     $ 0.771640     $ 0.084052     $ 0.033748
  Expenses                        0.128478       0.107978       0.095651       0.073298
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.432493       0.663662      (0.011599)     (0.039550)
  Net realized and unrealized
    gain (loss) on
    investments                   2.302091       1.063784       1.204897       1.322219
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               2.734584       1.727446       1.193298       1.282669
    Beginning of period          14.203413      12.475967      11.282669      10.000000
----------------------------------------------------------------------------------------
    End of period               $16.937997     $14.203413     $12.475967     $11.282669
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.84%          0.78%          0.70%          0.67%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    1.76%          7.22%          1.08%          0.17%

                                            TOUCHSTONE BALANCED SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 0.918046     $ 1.317477     $ 0.569146     $ 1.125981
  Expenses                        0.134922       0.120752       0.101787       0.076118
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        0.783124       1.196725       0.467359       1.049863
  Net realized and unrealized
    gain (loss) on
    investments                  (0.029731)      1.263315       1.436884       0.968160
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.753393       2.460040       1.904243       2.018023
    Beginning of period          16.382306      13.922266      12.018023      10.000000
----------------------------------------------------------------------------------------
    End of period               $17.135699     $16.382306     $13.922266     $12.018023
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.84%          0.71%          0.78%          0.69%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    3.58%         10.64%          5.34%         14.78%

                                       TOUCHSTONE INCOME OPPORTUNITY SUB-ACCOUNT
                               ---------------------------------------------------------
                                 FOR THE        FOR THE        FOR THE        FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995
PER SHARE DATA
  Investment income             $ 1.751570     $ 2.241559     $ 1.977619     $ 1.550039
  Expenses                        0.134780       0.136658       0.113609       0.076165
----------------------------------------------------------------------------------------
  Net investment income
    (loss)                        1.616790       2.104901       1.864010       1.473874
  Net realized and unrealized
    gain (loss) on
    investments                  (3.922423)     (0.318302)      1.449756       1.098992
----------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value              (2.305633)      1.786599       3.313766       2.572866
    Beginning of period          17.673231      15.886632      12.572866      10.000000
----------------------------------------------------------------------------------------
    End of period               $15.367598     $17.673231     $15.886632     $12.572866
----------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.90%          0.24%          0.75%          0.66%
  Ratio of net investment
    income (loss) to average
    net assets (%)                    9.28%          8.84%         12.25%         10.26%

* Calculation of the Value Plus Unit Values began May 1, 1998, when that sub-account commenced operations.

   WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
   SEPARATE ACCOUNT 2

23



                                            TOUCHSTONE STANDBY INCOME SUB-ACCOUNT
                                  ---------------------------------------------------------
                                    FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      1998           1997           1996           1995

PER SHARE DATA
  Investment income                $ 0.633473     $ 0.594041     $ 0.550219     $ 0.483304
  Expenses                           0.092320       0.088130       0.084812       0.068599
--------------------------------------------------------------------------------------------
  Net investment income
    (loss)                           0.541153       0.505911       0.465407       0.414705
  Net realized and unrealized
    gain (loss) on
    investments                      0.011590      (0.010926)     (0.010339)     (0.049865)
--------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                  0.552743        0494985       0.455068       0.364840
    Beginning of period             11.314893      10.819908      10.364840      10.000000
--------------------------------------------------------------------------------------------
    End of period                  $11.867636     $11.314893     $10.819908     $10.364840
--------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)            0.31%          1.38%          0.50%          0.78%
  Ratio of net investment
    income (loss) to average
    net assets (%)                       1.99%          7.95%          2.67%          4.35%



                                           TOUCHSTONE GROWTH & INCOME SUB-ACCOUNT
                                  ---------------------------------------------------------
                                    FOR THE        FOR THE        FOR THE        FOR THE
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      1998           1997           1996           1995

PER SHARE DATA
  Investment income                $       --     $       --     $       --     $       --
  Expenses                           0.141929       0.122934       0.108541       0.075378
-------------------------------------------------------------------------------------------
  Net investment income
    (loss)                          (0.141929)     (0.122934)     (0.108541)     (0.075378)
  Net realized and unrealized
    gain (loss) on
    investments                      1.263248       2.827415       1.865939       2.609327
-------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value                  1.121319       2.704481       1.757398       2.533949
    Beginning of period             16.995828      14.291347      12.533949      10.000000
-------------------------------------------------------------------------------------------
    End of period                  $18.117147     $16.995828     $14.291347     $12.533949
-------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)            0.85%          0.84%          0.87%          0.62%
  Ratio of net investment
    income (loss) to average
    net assets (%)                     (0.87)%        (0.41)%         (9.54)%        (0.55)%




                                                                                            TOUCHSTONE
                                                                                            VALUE PLUS
                                              TOUCHSTONE BOND SUB-ACCOUNT                  SUB-ACCOUNT*
                               ---------------------------------------------------------   -------------
                                 FOR THE        FOR THE        FOR THE        FOR THE         FOR THE
                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED*
                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                   1998           1997           1996           1995           1994

PER SHARE DATA
  Investment income             $       --     $       --     $       --     $       --     $ 0.029387
  Expenses                        0.101441       0.094423       0.089697       0.071770       0.050319
--------------------------------------------------------------------------------------------------------
  Net investment income
    (loss)                       (0.101144)     (0.094423)     (0.089697)     (0.071770)     (0.020932)
  Net realized and unrealized
    gain (loss) on
    investments                   1.007083       0.910882       0.285772       1.381287       0.177735
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net asset value               0.905642       0.816459       0.196075       1.309517       0.156803
    Beginning of period          12.322051      11.505592      11.309517      10.000000      10.000000
--------------------------------------------------------------------------------------------------------
    End of period               $13.227693     $12.322051     $11.505592     $11.309517     $10.156803
--------------------------------------------------------------------------------------------------------
RATIOS
  Ratio of operating expense
    to average net assets (%)         0.65%          0.71%          0.83%          0.69%          9.80%
  Ratio of net investment
    income (loss) to average
    net assets (%)                   (0.72)%        (0.64)%        (2.09)%        (0.66)%         0.00%

   REPORT OF INDEPENDENT ACCOUNTANTS

REPORT OF INDEPENDENT ACCOUNTANTS                                             24

To the Contractholders and Board of Directors of Western-Southern Life Assurance Company

In our opinion, the accompanying statement of net assets and statement of operations and changes in net assets present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company Separate Account 2 as of December 31, 1998 and the results of their operations and changes in net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
January 22, 1999
Cincinnati, Ohio